INFORMATION REQUIRED IN PROXY STATEMENT

                            SCHEDULE 14A INFORMATION

                  Proxy Statement Pursuant to Section 14(a) of
                      the Securities Exchange Act of 1934

Filed by the registrant                        /x/
Filed by a party other than the registrant     / /
Check the appropriate box:

/ / Preliminary proxy statement

/x/ Definitve proxy statement

/ / Definitive additional materials

/ / Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12


                              WINFIELD CAPITAL CORP.

- - - --------------------------------------------------------------------------------
                (NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

                    Board of Directors Winfield Capital Corp.
- - - --------------------------------------------------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):

/X/ $125 per Exchange Act Rule 0-11(c)(1)(ii), 14a-6(i)(1), or Rule
    14a-6(i)(2).

/ / $500 per each party per Exchange Act Rule 14a-6(i)(3), or Rule
    14a-6(i)(2).

/ / Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

1) title of each class of securities to which transaction applies:

   -------------------------------------------------------------------------

2) Aggregate number of securities to which transaction applies:

   -------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

   -------------------------------------------------------------------------

4) Proposed maximum aggregate value of transaction:

   -------------------------------------------------------------------------

5) Total Fee Paid:

   -------------------------------------------------------------------------

[ ] Fee paid previously with preliminary materials
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

         1)  Amount Previously Paid:

             -------------------------------------------------------------

         2)  Form, Schedule or Registration Statement No.:

             --------------------------------------------------------------

         3)  Filing Party:

             ---------------------------------------------------------------
         4)  Date Filed:

             ---------------------------------------------------------------

                             WINFIELD CAPITAL CORP.
                              237 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10605

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                        TO BE HELD ON SEPTEMBER 30, 1996

To the shareholders of Winfield Capital Corp.:

     The special meeting ("Special Meeting") of shareholders of Winfield Capital Corp., a New York corporation, (the "Company"), will be held at 9:00 a.m. (Eastern Time) on Monday, September 30, 1996 at The Yale Club of New York City (Trumbull Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, for the following purposes:

     1. To elect seven members to the Board of Directors to hold office until the next annual meeting of shareholders and until their respective successors are duly elected and have qualified; and

     2. To consider and vote upon such other matters as may properly come before the meeting and any adjournment(s) or postponement(s) thereof.

     Only shareholders of record at the close of business on August 30, 1996, are entitled to receive notice of and to vote at the Special Meeting.

     The Board of Directors of the Company extends a cordial invitation to all shareholders to attend the Special Meeting in person. Whether or not you plan to attend the meeting, please fill in, date, sign and mail the enclosed proxy in the return envelope as promptly as possible. Your proxy may be revoked by you at any time prior to the meeting. The prompt return of your completed proxy will assist the Company in obtaining a quorum of shareholders for the Special Meeting, but will not affect your ability to change your vote by subsequent proxy or by attending the meeting and voting in person. If you are unable to attend, your signed proxy will assure that your vote is counted.

                                            By Order of the Board of Directors


AUGUST 30, 1996                             BRUCE A. KAUFMAN, SECRETARY

                             WINFIELD CAPITAL CORP.
                              237 MAMARONECK AVENUE
                          WHITE PLAINS, NEW YORK 10605

                                 PROXY STATEMENT

                         SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 30, 1996

     This Proxy Statement is furnished to the shareholders of Winfield Capital Corp., a New York corporation (the "Company"), in connection with the solicitation by and on behalf of the Company's Board of Directors (the "Board") of proxies to be voted at the Special Meeting of Shareholders of the Company. The meeting will be held on Monday, September 30, 1996 at 9:00 a.m. (Eastern
Time) at The Yale Club of New York City (Trumbull Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, for the purposes set forth in the accompanying Notice of Special Meeting of Shareholders. Officers and other employees of the Company, without additional compensation, may solicit proxies personally or by telephone if deemed necessary. Solicitation expenses, which are not expected to exceed $5,000, will be paid by the Company.

     All proxies that are properly executed and received prior to the Special Meeting will be voted at the meeting. If a shareholder specifies how the proxy is to be voted on any business to come before the meeting, it will be voted in accordance with such specification. If a shareholder does not specify how to vote the proxy, it will be voted FOR the election of the seven nominees to the Board named in this Proxy Statement; and on such other business as may properly come before the meeting. Any proxy may be revoked by a shareholder at any time before it is actually voted at the meeting by delivering written notification to the Secretary of the Company, by delivering another valid proxy bearing a later date, or by attending the meeting and voting in person.

     This Proxy Statement and the accompanying proxy are first being sent to shareholders on or about August 30, 1996. The Company will bear the cost of preparing, assembling, and mailing the notice, Proxy Statement, and form of proxy for the meeting.

                                VOTING SECURITIES

     All voting rights are vested exclusively in the holders of the Company's common stock, $.01 par value per share (the "Common Stock"), with each share entitled to one vote. Only shareholders of record at the close of business on August 30, 1996 are entitled to receive notice of and to vote at the Special Meeting or any adjournment. At the close of business on July 29, 1996, there were 5,023,361 shares of Common Stock issued and outstanding. The Company estimates that such shares are held by approximately 1,625 beneficial owners. A majority of the shares of Common Stock issued and outstanding must be represented at the Special Meeting, in person or by proxy, in order to constitute a quorum. Cumulative voting is not allowed for any purpose.

     The election of directors requires the affirmative vote of the holders of a plurality of the shares present and represented at the meeting.

     A shareholder who abstains from voting or withholds his or her vote will be counted as present for determining whether the quorum requirement is satisfied. If a shareholder returns a signed proxy but fails to indicate a vote for or against any proposal, for purposes of determining the outcome of the vote on any such proposal, such shareholder will be deemed to have voted FOR the proposal. A broker "non-vote" occurs when a nominee holding shares for a beneficial holder does not have discretionary voting power and does not receive voting instructions from the beneficial owner. Broker "non-votes" with respect to any item to be voted upon at the Special Meeting will, however, be treated as shares present and entitled to vote.

                HOLDINGS OF PRINCIPAL SHAREHOLDERS AND MANAGEMENT

     As of July 29, 1996, there were 5,023,361 shares of the Common Stock of the Company outstanding. The Company has no other class of voting securities outstanding.

     The following table sets forth information, as of July 29, 1996, as to the ownership of Common Stock by (a) each person known by the Company to own, beneficially or of record, 5% or more of the outstanding Common Stock, and (b) the directors and officers of the Company as a group:

=============================================================================
  NAME AND ADDRESS              NUMBER OF SHARES         PERCENT OF COMMON
  OF OWNER                      OWNED (1)                STOCK (2)
- - - -----------------------------------------------------------------------------
Paul A. Perlin                     681,519 shs. (3)             13.01%
c/o Winfield Capital Corp.
237 Mamaroneck Avenue
White Plains, NY  10605
- - - -----------------------------------------------------------------------------
David Greenberg                    617,233 shs. (4)             11.93%
c/o Winfield Capital Corp.
237 Mamaroneck Avenue
White Plains, NY  10605
- - - -----------------------------------------------------------------------------
All Directors and
Officers as a
Group                           1,751,323 shs.  (5)             32.06%
=============================================================================

(1) All shares are held of record, as well as beneficially, unless otherwise stated.

(2) Based on 5,023,361 outstanding shares of Common Stock plus the number of shares underlying any stock options granted to the person whose percentage interest is indicated.

(3) Includes 214,286 shares issuable upon the exercise of stock options granted to Mr. Perlin. See "ELECTION OF DIRECTORS - Stock Options".

(4) Includes 150,000 shares issuable upon the exercise of stock options granted to Mr. Greenberg. See "ELECTION OF DIRECTORS - Stock Options".

(5) Includes all shares owned by officers and directors of the Company, including shares issuable upon the exercise of outstanding stock options and stock options that are subject to approval by the Securities and Exchange Commission (the "Commission"), but excluding shares issuable upon the exercise of formula stock options granted to each non-employee director as of March 31, 1996 (2,000 shares), which management intends to reprice. See "ELECTION OF DIRECTORS - Stock Options".

                              ELECTION OF DIRECTORS

     The Company's Board of Directors consists of seven members. There is no provision for cumulative voting in the election of directors. Directors will be elected by a plurality vote of the shares represented at the Special Meeting.

     The following table lists the names, ages, and the positions held with the Company of, and the number of shares of the Company beneficially owned by, the persons nominated to be directors of the Company. All of the nominees are incumbent directors, and all have been approved as directors of the Company by the Small Business Administration ("SBA"), as required. Additional information regarding the business experience, length of time served in each capacity, and other matters relevant to each individual are set forth in or below the table.

                                                                         SHARES
NAME AND ADDRESS (1)   AGE   POSITION                                 OWNED (2)

Paul A. Perlin (3)     44    Chairman, Chief Executive Officer and       681,519
                             Director

David Greenberg (3)    37    Chief Operating Officer and Director        617,233

R. Scot Perlin (3)     48    Director                                     87,714

Joel I. Barad          45    Director                                     44,857

Barry J. Gordon        51    Director                                     44,857

Allen L. Weingarten    42    Director                                     44,857

Scott A. Ziegler       36    Director                                    152,000
- - - ----------------------

(1) The business address for the directors of the Company is c/o Winfield Capital Corp., 237 Mamaroneck Avenue, White Plains, New York 10605.

(2) Includes shares issuable upon the exercise of outstanding stock options and, in the case of the non-employee directors, stock options that are subject to the approval of the Commission under the Investment Company Act of 1940, as amended (the "1940 Act"). Excludes shares issuable upon the exercise of formula stock options granted to each non-employee director (2,000 shares) as of March 31, 1996, which management intends to reprice. See "Stock Options" below.

(3) The 1940 Act requires that a majority of the directors of a Business Development Company, which the Company has elected to be, may not be "interested persons," as defined in the 1940 Act. Each of the directors named in the table above to which this note (3) pertains is an "interested person."

     The directors elected at the Special Meeting serve until the next annual meeting of shareholders and thereafter until their respective successors are elected and qualified.

     The following sets forth biographical information as to the business experience of each nominee for director of the Company for at least the past five years.

     Paul A. Perlin became the Chief Executive Officer, Chairman and a director of the Company on May 2, 1995. He was Secretary of Pet Products Inc., a manufacturer and distributor of dog chews ("Pet

Products"), from November 1991 to February 1995, and a member of its Board of Directors from March 1992 to February 1995, when it was acquired by The Hartz Mountain Corporation ("Hartz"). From 1986 to 1990, Mr. Perlin was a Vice President of Chase Manhattan Capital Corporation (an SBIC), Chase Manhattan Investment Holdings, Inc. and The Chase Manhattan Bank, N.A., and a Director of Chase Manhattan Capital Markets Corporation. Prior to joining Chase, Mr. Perlin was Director of Corporate Finance at Neuberger & Berman, a New York Stock Exchange member firm. Paul A. Perlin and R. Scot Perlin are brothers.

     David Greenberg became a director of the Company on May 2, 1995 and its Chief Operating Officer on November 1, 1995. He was a co-founder, President, Chief Financial Officer and a director of Pet Products from its inception in 1981 to February 1995, when it was acquired by Hartz.

     R. Scot Perlin became a director of the Company on May 2, 1995. The Company intends, subject to the approval of the Board of Directors and the SBA, to elect Mr. Perlin as an executive officer of the Company. From April 1994 to May 1995, he was Executive Vice President and Chief Financial Officer of Meridien Corporation, a multinational financial institution. He is currently an Adjunct Professor at Columbia University's and Fordham University's Graduate Schools of Business Administration at New York University's Stern School of Business. From 1987 to 1989, Mr. Perlin was a Senior Vice President for Yamaichi International (America), Inc., a securities firm. From 1978 to 1987 he was with American International Group ("AIG"), an insurance company, where he held several senior management positions, including Senior Vice President and Chief Investment Officer for American International Underwriters and Treasurer of AIG Capital Corp., both subsidiaries of AIG, and Assistant Treasurer of AIG. Paul A. Perlin and R. Scot Perlin are brothers.

     Joel I. Barad became a director of the Company on October 24, 1995. He was the Executive Vice President of Pet Products from 1993 to July 1995. He was Vice President, Marketing, Seagram Asia Pacific and Global Duty Free, a distributor of alcoholic beverages, from 1988 to 1993. From 1976 to 1988, he was an account executive and later a Vice President of Ogilvy & Mather, an advertising agency.

     Barry J. Gordon became a director of the Company on October 24, 1995. He has been the President since 1980, and the Chairman of the Board of Directors since 1987, of American Fund Advisors, Inc., a money management firm. Since 1990, he has been the President, and from 1990 to 1993, he was a director, of John Hancock Technology Series, Inc., an investment company. From 1985 to 1992, he was the Chairman, the President and a director of National Value Fund, Inc., an investment company. From 1981 to 1990, he was a director, and from 1983 to 1990, he was the President, of National Aviation & Technology Corp. and National Telecommunications and Technology Fund, both investment companies and predecessors of John Hancock Technology Series, Inc. Mr. Gordon is also a director of various other companies.

     Allen L. Weingarten became a director of the Company on October 24, 1995. He has been special counsel to the New York law firm of Skadden, Arps, Slate, Meagher & Flom since 1987, and previously was an associate in that firm for eight years.

     Scott A. Ziegler became a director of the Company on October 24, 1995. He has been a partner in the New York law firm of Ziegler, Ziegler & Altman for the past four years.

         The Company did not have any standing committees during the fiscal year ended March 31, 1996. At its meeting on May 21, 1996, the Company's Board of Directors authorized the formation of an audit committee, consisting of Messrs. R. Scot Perlin, Barry J. Gordon and Allen L. Weingarten, a compensation committee consisting of Messrs. Joel I. Barad, Barry J. Gordon, Allen L. Weingarten and Scott A. Ziegler, and an executive committee consisting of Messrs. Paul A. Perlin and David Greenberg and two directors who are not "interested" persons, initially, Mr. Barad and Mr. Ziegler.

     During the fiscal year ended March 31, 1996, there were four meetings of the Company's Board of Directors. No incumbent director, who was a director when such meetings were held, attended fewer than three of such meetings.

EXECUTIVE COMPENSATION

     The aggregate compensation payable to management of the Company is limited by the SBA Regulations. The following table summarizes the compensation of the named executive officers for each of the Company's past three fiscal years:

================================================================================
Name and Principal         Fiscal Year(s) ended    Salary      Shares Underlying
Position                        March 31,                        Stock Options

- - - --------------------------------------------------------------------------------
Paul A. Perlin,                    1996           $106,617       214,285 shares
Chairman of the Board      ----------------------------------
Chief Executive Officer            1995             NONE
                           ----------------------------------
                                   1994             NONE
- - - --------------------------------------------------------------------------------
David Greenberg,                   1996            $55,762       150,000 shares
Chief Operating Officer    ----------------------------------
                                   1995             NONE
                           ----------------------------------
                                   1994             NONE
- - - --------------------------------------------------------------------------------
Stanley M. Pechman,                1996            $65,536       64,286 shares
President                  ----------------------------------
                                   1995            $70,000
                           ----------------------------------
                                   1994            $81,526
================================================================================

     None of the named persons received bonuses or compensation other than as shown in the above table.

    Effective May 2, 1995, the Company entered into an employment agreement with Paul A. Perlin for a term ending October 31, 1998, under which he is to serve as the Chief Executive Officer of the Company. Mr. Perlin received a salary at the rate of $95,000 per annum, through October 31, 1995 and is currently receiving a salary at the rate of $165,000 per annum. Mr. Perlin's salary is subject to annual cost-of-living adjustments. The employment agreement contains provisions, in general, prohibiting Mr. Perlin from owning more than a five percent equity interest in any companies or engaging in any other business activities, that are competitive with the business of the Company. In addition, Mr. Perlin has been granted, pursuant to the Company's stock option plan, an option to purchase up to 214,286 shares of the Company's Common Stock at an exercise price of $1.16 per share until May 2, 2002. The agreement provides for the use of an automobile for Mr. Perlin, for the reimbursement of certain business expenses and payment of annual premiums on a term life insurance policy in the amount of $1,000,000, payable to beneficiaries named by Mr. Perlin.

     Effective November 1, 1995 the Company entered into an employment agreement with David Greenberg, for a term ending three years ending on October 31, 1998, to act as Chief Operating Officer of the Company. The agreement provides Mr. Greenberg with a salary of $145,000 per annum, subject to annual cost of living adjustments. The employment agreement contains provisions, in general, prohibiting Mr. Greenberg from owning more than a five percent equity interest in any companies, or engaging in any other business activities, that are competitive with the business of the Company. The agreement provides for the use of an automobile for Mr. Greenberg, for the reimbursement of certain business expenses and a term life insurance policy in the amount of $1,000,000, payable to beneficiaries named by Mr. Greenberg. In addition, Mr. Greenberg has been granted, pursuant to the Company's stock option plan, an option to purchase up to 150,000 shares of the Company's Common Stock at an exercise price of $1.16 per share until June 13, 2002.

     On May 2, 1995, the Company entered into an employment agreement with Stanley M. Pechman for a term of three years, under which he is to serve as President of the Company. Mr. Pechman will receive a salary of $65,000 per annum. The employment agreement contains provisions prohibiting Mr. Pechman from owning more than a one percent equity interest in any companies, or engaging in any other business activities, that are competitive with the business of the Company. In addition, Mr. Pechman has been granted, pursuant to the Company's stock option plan, an option to purchase up to 64,286 shares of the Company's Common Stock at an exercise price of $1.16 per share until May 12, 1998. The agreement also provides for the use of an automobile for Mr. Pechman and reimbursement of certain business expenses.

     In addition to the compensation provided in the agreements described above, the Board of Directors, in its discretion, may grant bonuses to the Company's officers subject to the overall management compensation limits in the SBA Regulations.

     The directors of the Company do not currently receive compensation other than the stock options listed in the table below and reimbursement of certain expenses relating to their directorships.

STOCK OPTIONS

     At the date of this Proxy Statement, the following options had been granted by the Company's Board of Directors under the Company's stock option plan; formula options granted to each non-employee director as of March 31, 1996 (2,000 shares), which management intends to reprice, are excluded from the table:


======================================================================================================================
                                                         NUMBER
NAME OR DESCRIPTION           RELATIONSHIP TO              OF           EXERCISE      EXPIRATION OF        POTENTIAL
OF OPTIONEE                   COMPANY                    SHARES         PRICE (1)        OPTION            VALUE (2)
- - - ---------------------------------------------------------------------------------------------------------------------


Paul A. Perlin                Chairman of the            214,286         $1.16         May 2, 2002         $101,194
                              Board, Chief
                              Executive Officer
                              and Director
- - - ---------------------------------------------------------------------------------------------------------------------
David Greenberg               Chief Operating            150,000         $1.16         May 2, 2002         $ 70,835
                              Officer and
                              Director
- - - ---------------------------------------------------------------------------------------------------------------------


======================================================================================================================
                                                         NUMBER
NAME OR DESCRIPTION           RELATIONSHIP TO              OF           EXERCISE      EXPIRATION OF        POTENTIAL
OF OPTIONEE                   COMPANY                    SHARES         PRICE (1)        OPTION            VALUE (2)
- - - ---------------------------------------------------------------------------------------------------------------------

Stanley M. Pechman            President and               64,286         $1.16         May 2, 1998         $ 11,754
                              Director
- - - ---------------------------------------------------------------------------------------------------------------------
R. Scot Perlin                Director                     2,000         $1.16         May 2, 2000         $    641
- - - ---------------------------------------------------------------------------------------------------------------------
Joel I. Barad                 Director                     2,000         $5.00      October 24, 2000       $  2,763
- - - ---------------------------------------------------------------------------------------------------------------------
Barry J. Gordon               Director                     2,000         $5.00      October 24, 2000       $  2,763
- - - ---------------------------------------------------------------------------------------------------------------------
Allen L. Weingarten           Director                     2,000         $5.00      October 24, 2000       $  2,763
- - - ---------------------------------------------------------------------------------------------------------------------
Scott A. Ziegler              Director                     2,000         $5.00      October 24, 2000       $  2,763
=====================================================================================================================

(1) The exercise prices were based upon the fair market value of the shares underlying the options on the date of the grants.

(2) The potential value is equal to the appreciated market value of the underlying shares, assuming for this purpose that the market value of the Common Stock will appreciate in value from the grant date to the expiration of the option at an annualized (compounded) rate of 5%, less the aggregate exercise price of the underlying shares.

     The number of stock options that may be granted by the Company under its stock option plan is restricted under the 1940 Act to 25% of the outstanding number of shares of the Common Stock less the number of outstanding warrants and any other warrants, options or right to purchase shares of Common Stock. Under the 1940 Act, the options granted to non-officer directors require the approval of the Commission, which at the date of this Proxy Statement has not been applied for.

PENSION PLAN

     The Company terminated its defined benefit pension plan on April 8, 1994. The distribution of benefits was paid in full as of June 24, 1994. The Company will incur no termination or withdrawal liability as a result of the action taken by the Company to terminate its plan. The Company currently has no pension or other retirement plan, or profit sharing plan or other contingent forms of remuneration.

INDEMNIFICATION

     Pursuant to Article EIGHTH of the Company's certificate of incorporation and Article VI of the Company's by-laws, the Company is obligated to indemnify any person, made, or threatened to be made, a party to an action or proceeding (other than an action or proceeding by or in the right of the Company to procure a judgment in its favor), whether civil or criminal, including an action by or in the right of any other corporation, domestic or foreign, or any partnership, joint venture, trust, employee benefit plan or other enterprise, which any director or officer of the Company served in any capacity at the request of the Company, by reason of the fact that he, was a director or officer of the Company, or served such other corporation, partnership, joint venture, trust, employee benefit plan or other enterprise in any capacity, against judgments, fines, amounts paid in settlement and reasonable expenses, including attorneys' fees, actually and necessarily incurred as a result of such action or proceeding, or any appeal therein. It is a requirement for such indemnity that such director or officer have acted in good faith, for a purpose which he reasonably believed to be in, or, in the case of service for any other corporation or any partnership, joint venture, trust, employee benefit plan or other enterprise, not opposed to, the best interests of the Company, as determined by a disinterested person and, in criminal actions or proceedings, in addition, had no reasonable cause to believe that his conduct was unlawful.

                              CERTAIN TRANSACTIONS

     Maple Investors, Inc. ("Maple"), a corporation whose shares are held in trust for members of Stanley M. Pechman's family, and Mr. Pechman, individually, have on occasion participated with the Company in portfolio investments. On October 31, 1993, the Company purchased certain of Maple's participation loan receivables for $122,158, thereby eliminating Maple's investments in those particular loans. The SBA, in a letter issued on July 29, 1994, found such transaction to be self-dealing, therefore requiring SBA approval. In addition, the sale from Maple to the Company caused the Company to exceed its single loan limit. The SBA required that the receivables be resold to Maple. On April 28, 1995, as required by the SBA, Maple repurchased all such receivables for $33,737.94, representing the Company's then remaining net investment therein.

     On two occasions, Mr. Pechman, for his own account, has coinvested with the Company in portfolio companies. In 1987, the Company and Mr. Pechman made loans totalling $200,000 to Francis A. Lee, Inc., a construction company, on identical terms and conditions. The loans were refinanced in 1992, and as of March 31, 1995, the borrower (which has filed for bankruptcy protection) owed the Company and Mr. Pechman approximately $87,800 and $57,800, respectively. In 1985, the Company, Maple and Mr. Pechman made loans totalling $200,000 to Maypat Realty Corp., a real estate developer, on identical terms and conditions. The loans were refinanced in 1988, and as of March 31, 1995 (after giving effect to Maple's repurchase of receivables described in the preceding paragraph), the borrower owed the Company and Mr. Pechman approximately $86,600 and $42,000, respectively.

     Reference is made to "ELECTION OF DIRECTORS" - Executive Compensation" for information about employment agreements between the Company and Messrs. Paul A. Perlin, David Greenberg and Stanley M. Pechman and for information about stock options granted to management personnel and directors.

THE PRIVATE PLACEMENT AND CHANGE OF CONTROL

     On May 2, 1995, the Company sold 2,581,753 shares of Common Stock in a private placement to 34 investors (including certain officers and directors of the Company) at a price of $1.16 per share (the "Private Placement").

     Paul A. Perlin, the Chairman and Chief Executive Officer of the Company, purchased 171,429 shares of Common Stock in the Private Placement, and David Greenberg, the Chief Operating Officer-designate and a director of the Company purchased 171,429 shares of Common Stock in the Private Placement. R. Scot Perlin, a director, purchased 85,714 shares of Common Stock in the Private Placement. In addition, a trust for the benefit of family members of the parents of Paul A. Perlin and R. Scot Perlin purchased an aggregate of 85,714 shares of Common Stock in the Private Placement and various family members of David Greenberg and trusts for the benefit of such family members purchased an aggregate of 565,477 shares of Common Stock in the Private Placement. Joel I. Barad, Barry J. Gordon and Allen L. Weingarten, directors of the Company, each purchased 42,857 shares, and Scott

A. Ziegler, also a director, purchased 128,571 shares, respectively, in the Private Placement. Ziegler, Ziegler & Altman, of which Mr. Ziegler is a partner, purchased 42,857 shares in the Private Placement.

     Also on May 2, 1995, immediately prior to the Private Placement, Paul A. Perlin and David Greenberg purchased all of the then outstanding shares of Common Stock from the then existing shareholders of the Company (including Stanley M. Pechman). Such purchase was made pursuant to a Stock Purchase Agreement, dated as of August 25, 1994, as amended on November 30, 1994 (the "Stock Purchase Agreement"), among the then existing shareholders of the Company, Messrs. Perlin and Greenberg, and the Company. Pursuant to the Stock Purchase Agreement, Mr. Perlin acquired 295,804 shares of Common Stock and Mr. Greenberg acquired 295,804 shares of Common Stock, or an aggregate of 591,608 shares, for an aggregate purchase price of $686,858, which was the net asset value of the Company at December 31, 1993 (approximately $1.16 per share). When the parties began their negotiations in early 1994, they selected December 31, 1993 as the date for determining the Company's net asset value which formed the basis of the purchase price for the outstanding shares of the Company. The purchase price was evidenced by a promissory note (the "Note") signed by Paul A. Perlin and David Greenberg, who are jointly and severally obligated to pay the Note. The Note is payable to Mr. Pechman and the other former shareholders of the Company and bears interest at a rate per annum equal to the "prime rate" designated from time to time by Citibank, N. A., plus 1%, but not more than 12% per annum. The principal amount of the Note and all accrued interest thereon are due and payable on May 2, 1998. If the Company determines that the book value of the loans and investments that were in its portfolio on December 31, 1993, as reported to the SBA, has decreased between December 31, 1993 and April 21, 1998, the principal amount of the Note ($686,858) will be reduced by the amount by which the book value of such investments has decreased.

     In the Stock Purchase Agreement, Mr. Pechman agreed to indemnify Messrs. Perlin and Greenberg, from the date of the consummation of the transactions contemplated by the Stock Purchase Agreement and thereafter, for any breach of the representations and warranties contained therein in an amount no greater than the face amount of the Note and any interest accrued thereon (except for tax related matters, as to which there is no dollar limit on Mr. Pechman's indemnity obligation). All other former shareholders of the Company agreed to forego his or her right of payment under the Note if Mr. Pechman were to become liable to Messrs. Perlin and Greenberg under the foregoing indemnity.

     On May 2, 1995, immediately after the closing of the Stock Purchase Agreement, Paul A. Perlin, R. Scot Perlin and David Greenberg were elected directors of the Company.

                              SHAREHOLDER PROPOSALS

     Proposals by shareholders of the Company to be presented at the 1997 Annual Meeting of Shareholders must be received by the Company no later than May 1, 1997 to be included in the Company's Proxy Statement and proxy for that meeting. The proponent must be a record or beneficial owner of Common Stock of the Company entitled to vote on his or her proposal at the 1997 Annual Meeting and must continue to own such stock entitling him or her to vote through that date on which the meeting is held.

                                  ANNUAL REPORT

     The Annual Report to Shareholders concerning the Company's operations during the fiscal year ended March 31, 1996, including certified financial statements as of and for the year then ended, is being furnished to shareholders, together with this Proxy Statement. The Annual Report is incorporated in this Proxy Statement and should be considered part of the soliciting material.

                                  OTHER MATTERS

     The Company has requested representatives of Joel Popkin & Company, P.C., the Company's independent public accountants, to be present at the Special Meeting. The Company will give such representatives an opportunity to make a statement if they so desire, and it expects them to be available to respond to appropriate questions from shareholders. The Board of Directors knows of no other business to be presented at the Special Meeting of Shareholders. If other matters properly come before the Special Meeting, the persons named in the accompanying form of proxy intend to vote on such other matters in accordance with their best judgment.


                                         By Order of the Board of Directors


                                         Bruce A. Kaufman, Secretary







August 30, 1996

                             WINFIELD CAPITAL CORP.

                         SPECIAL MEETING OF SHAREHOLDERS

                               SEPTEMBER 30, 1996

         THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned, revoking all prior proxies, hereby acknowledges receipt of the Proxy Statement dated August 30, 1996 (the "Proxy Statement") and appoints Paul
A. Perlin and David Greenberg and each of them, with full power of substitution, as the undersigned's proxies (the "Proxies") to vote at the Special Meeting of Shareholders to be held at 9:00 a.m., Eastern Time, on Monday, September 30, 1996, at The Yale Club of New York City (Trumbull Room, 18th Floor), 50 Vanderbilt Avenue, New York, New York 10017, and at any adjournments thereof (the "Meeting").

- - - --------------------------------------------------------------------------------

THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED
HEREIN BY THE UNDERSIGNED SHAREHOLDER, UNLESS OTHERWISE INDICATED. THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES AS DIRECTORS REFERRED TO HEREIN.

(1)  ELECTION OF DIRECTORS:

                       JOEL I. BARAD
                       BARRY J. GORDON
                       DAVID GREENBERG
                       PAUL A. PERLIN
                       R. SCOT PERLIN
                       ALLEN L. WEINGARTEN
                       SCOTT A. ZIEGLER

              (TO WITHHOLD VOTE FOR ANY NOMINEE, STRIKE OUT HIS NAME)

(2) IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY BE BROUGHT BEFORE THE MEETING OR ANY ADJOURNMENTS THEREOF.

IN WITNESS WHEREOF, THE UNDERSIGNED HAS SET HIS OR HER HAND THIS _______ DAY OF ___________________, 1996.

                                            -----------------------------------
                                            SHAREHOLDER'S SIGNATURE

                                            -----------------------------------
                                            PRINT SHAREHOLDER'S NAME

                                            (Please sign exactly as name appears
                                            to the left. When signing as
                                            attorney, executor, trustee,
                                            guardian, etc., please give full
                                            title as such.)